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                                                                  EXHIBIT 10.13

                                 GLOBECOMM, INC.
                             1996 STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of the 1996 Stock Option Plan (the "Plan") is to provide an incentive to selected directors, officers and employees of GlobeComm, Inc., and any subsidiaries of GlobeComm, Inc. (collectively, the "Company"), to acquire a proprietary interest in the Company, to continue as directors, officers and employees and to increase their efforts on behalf of the Company.

2.       THE PLAN.

         The Plan provides for the grant of Options to acquire shares of the Company's Class A common stock, par value $.01 (the "Stock"). Options granted under the plan may be either (i) options intended to qualify as incentive stock options (the "Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) options to be treated as non-qualified stock options (the "Non-Qualified Options") within the meaning of the Code. (Collectively, the Incentive Stock Options and the Non-Qualified Options are referred to as the "Options.")

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board"); however, the Board may designate a committee (the "Committee") composed of one or more of its members to operate and administer the Plan in its stead. A member of the Board shall be ineligible to receive an Incentive Stock Option under the Plan unless he is an officer of the Company.

         (b) The Board or Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan and, in reference to the Incentive Stock Options, of Code Section 422;

                  (i) to select the eligible persons who shall be granted Options (the "Grantees"), the number of Shares subject to each Option and terms of the Option granted to each Grantee, provided that, in making its determination, the Board or Committee shall consider the position and responsibilities of the employee, the nature and value to the Company, of his or her services and accomplishments, the employee's present and potential contribution to the success of the Company and any other factors that the Board or Committee may deem relevant.

                  (ii) to determine the dates of the Option grants;

                  (iii) to prescribe the form of the instruments evidencing Options;


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                  (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

                  (v) to decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and

                  (vi) to amend certain terms of the Plan as provided in Section 9.

All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Board or Committee and shall be final and binding upon all persons.

         (c) EXCULPATION. No member of the Board or Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

         (d) INDEMNIFICATION. Each member of the Board or Committee shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Board or Committee at the time of the action, suit or proceeding.

         (e) DELEGATION. The Board or Committee may delegate authority to an officer of the Company to grant such Options to such Grantees at the discretion of the appointed officers; provided, however, that the appointed officer shall have no authority to grant Options in units greater than 50,000 without approval of the Board or Committee.

4. EFFECTIVENESS AND TERMINATION OF THE PLAN.

         The Plan shall become effective as of April 23, 1996, the date of its adoption by the Board or Committee, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding under the Plan at the time of termination under the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

         (a) April 23, 2006; or

         (b) the date when all shares of Stock reserved for issuance under the Plan shall have been acquired through exercise of Options granted under the Plan; or
         (c) such earlier date as the Board or Committee may determine.


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5.       THE STOCK.

         The aggregate number of shares of Stock issuable under the Plan shall be five hundred thousand shares (500,000) or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in
Section 8. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.

6.       OPTION AGREEMENT.

         Each Grantee shall enter into a written agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of agreement to evidence Options may be established at any time or from time to time by the Board or Committee. No Grantee shall have rights in any Option unless and until a written option agreement is entered into with the Company.

7.       TERMS AND CONDITIONS OF OPTIONS.

         Options may be granted by the Board or Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

         (a) GRANTEES. The Grantees shall be those employees of the Company (including officers and directors) and any subsidiaries of the Company, selected by the Board or Committee, provided that no Incentive Stock Options shall be granted to (i) any person owning Stock or other capital stock in the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, unless such Grantee meets the requirements of 7(b) and 7(e); or, (ii) any director who is not an officer. The maximum number of Options which may be granted to a Grantee within a calendar year is 1,000,000 shares of the Company's Stock.

         (b) PRICE. The exercise price of an Option shall be no less than the fair market value of the Stock, without regard to any restriction, at the time the Option is granted. If a Grantee owns more than 10% of the total combined voting power of all classes of stock of the Company, the share price of any Incentive Stock Options granted to such individual shall be 110% of the fair market value of the Stock. The Board or Committee shall establish procedures to determine the fair market value of the Stock.

         (c) PAYMENT FOR STOCK. The exercise price of an Option shall be paid in full at the time of the exercise in (i) cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment as the Board or Committee may approve.

         (d) LIMITATION. Notwithstanding any provision of the Plan to the contrary, an Option


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shall not be treated as an Incentive Stock Option to the extent to which the aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of Stock for which Incentive Stock Options are exercisable for the first time buy a Grantee during any calendar year exceeds $100,000.

         (e) DURATION AND EXERCISE OF OPTIONS. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Board or Committee at the time of grant. If an Option granted under the Plan is exercisable in installments the Board or Committee shall determine what events, if any, will make it subject to acceleration. If an Incentive Stock Option is granted to an employee who owns more than 10% of the combined voting power of all classes of stock of the Company, the Incentive Stock Options must be exercised within 5 years.

         (f) TERMINATION OF EMPLOYMENT. Upon the termination of the Grantee's employment, the right to exercise an Option shall be set forth in the agreement entered into between the Company and the Grantee.

         (g) TRANSFERABILITY OF OPTION. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

         (h) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan or adversely affect the status of an Incentive Stock Option.

         (i) OTHER TERMS AND CONDITIONS. Option agreements may contain any other provision not inconsistent with the Plan that the Board or Committee deems appropriate.

8. ADJUSTMENT FOR CHANGES IN THE STOCK.

         (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into


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which the Stock shall have been changed or for which it shall have been exchanged, if the Board or Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

         (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Board or Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the plan.

         (c) Notwithstanding Section 8(a), the Board or Committee shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the fair market value of the Stock subject to the Option (determined in accordance with Section 7(b)) over the exercise price of the Option, or (iii) make any other provisions that the Board or Committee deems equitable.

9. AMENDMENT OF THE PLAN.

         The Board or Committee may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 8 and this Section 9, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted, (iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall permit the exercise price of any Option to be less than the fair market value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

10.      INTERPRETATION AND CONSTRUCTION.
         The interpretation and construction of any provision of the Plan by the Board or Committee shall be final, binding and conclusive for all purposes.

11.      APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.


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12.      NO OBLIGATION TO EXERCISE OPTION.

         The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

13.      PLAN NOT A CONTRACT OF EMPLOYMENT.

         The Plan is not a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuance of employment; nor shall it interfere with the right of the Company to discharge Grantee.

14.      EXPENSE OF THE PLAN.

         All of the expenses of administering the Plan shall be paid by the Company.

15.      COMPLIANCE WITH APPLICABLE LAW.

         Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and the requirements of any exchange upon which shares of stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Board or Committee may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Board or Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Board or Committee shall determine in its discretion that the listing or qualification of the Shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or Committee.

16.      GOVERNING LAW.

         Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.